Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible assets
Intangible assets

12.Intangible assets

	Licences	Software	Total
Cost as of January 1, 2022	2,034	293	2,327
Additions	0	37	37
Cost as of December 31, 2022	2,034	330	2,364

Accumulated amortisation/impairment as of January 1, 2022	470	250	720
Amortisation charge for the year	87	23	110
Impairment incurred during the year	1,476	0	1,476
Accumulated amortisation/impairment as of December 31, 2022	2,033	273	2,306
Carrying value as of December 31, 2022	1	57	58

	Licences	Software	Total
Cost as of January 1, 2021	2,032	290	2,322
Additions	2	3	5
Cost as of December 31, 2021	2,034	293	2,327

Accumulated amortisation as of January 1, 2021	382	222	604
Amortisation charge for the year	88	28	116
Accumulated amortisation as of December 31, 2021	470	250	720
Carrying value as of December 31, 2021	1,564	43	1,607

In December 2020, Affimed entered into a patent and technology license agreement (the “MD Anderson License”) providing the Group with an exclusive development and commercialization license. The Group recognized the non-refundable license fee of $2 million (€1.6 million) as an intangible asset and was amortising the acquisition cost, on a straight line basis, over an estimated useful life of 19 years. In 2022, however, Affimed decided that further development of its ICE® molecules would utilize alternative technologies that would not require the MD Anderson License, as evidenced by Affimed’s agreement with Artiva to develop AFM13 in combination with AB-101. Accordingly, Affimed determined that it was unlikely that the MD Anderson License would be used going forward, and therefore an impairment indicator was identified by management resulting in impairment of the remaining net book value of the license (€1.5 million) to nil.